GLOBAL SMALL
                                                 CAP FUND INC.












                                                 ANNUAL REPORT
                                                 July 31, 1995

--------------------------------------------------------------------------------

                                                              September 15, 1995

Dear Shareholder,

During the year ended July 31, 1995, crises that include the Mexican government's decision to devalue its currency in December 1994, and the unraveling of Barings plc, the British investment bank in February 1995, shook the financial world and led to an investor flight to quality. The U.S. dollar continued to depreciate against the yen and the Deutschemark, and there were signs that the Federal Reserve Board's monetary tightening policy had slowed the pace of the U.S. economic growth. On July 6, 1995, the Federal Reserve Board decreased the benchmark Federal Funds rate, the rate banks charge each other for overnight borrowing, by 0.25%. This decrease, the first in nearly three years, signals that the Federal Reserve Board believes that U.S. inflationary pressures have eased enough to accommodate an adjustment in monetary conditions.

PORTFOLIO REVIEW

The drop in the U.S. dollar and the decline of many emerging markets created a renewed interest in domestic, large-cap equities during the first half of 1995. Global Small Cap Fund Inc. (the "Fund") invests primarily in small cap companies and was negatively affected by this trend. As a result, for the twelve months ended July 31, 1995, the Fund had a total return of (6.97)% based on the Fund's net asset value and (17.64)% based on the Fund's share price on the American Stock Exchange. As of July 31, 1995, the Fund's net asset value was $11.61 per share, while the closing market price on the American Stock Exchange was $9.25 per share.

Effective March 23, 1995, the board of directors of the Fund approved GE Investment Management Inc. ("GEIM"), a subsidiary of GE Investments, as the sub-adviser of the Fund. Ralph Layman, executive vice president and a senior investment manager at GE Investments, is the portfolio manager of the Fund. Since taking over portfolio management of the Fund, Mr. Layman has been restructuring the Fund's portfolio to make it consistent with his investment philosophy and style. The Fund's focus is to invest in stocks around the world with market capitalizations under $1 billion, at the time of purchase, that are reasonably priced and should be able to deliver consistent growth. Mr. Layman's investment approach can be described as fundamental, bottom-up stock selection. The stock selection screen is based on price-to-cash earnings (EPS + depreciation/share) and 3-5 year growth projections. In evaluating companies, Mr. Layman and his team look for a catalyst for every stock that might affect future growth and is not yet reflected in the stock's price. This may include a change in management, the introduction of a new product, or developing new markets. The amount invested in any one stock depends on how easily the stock can be traded--the liquidity or float.

Some examples of portfolio acquisitions since Mr. Layman assumed management of the Fund include Astra International (3.6% of net assets as of July 31, 1995), the second largest business group in Indonesia. Their largest division is automotive and they have distribution rights for major manufacturers including Toyota. They are benefitting from a low diffusion rate of automobiles in the area and enjoy a 50% market share. Another example is Autoliv AB Free (2.9%), a Swedish manufacturer of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
automotive safety systems. Autoliv AB Free is thriving on strong growth in airbags and other safety devices, international expansion in Asia and the Americas, and acquisitions funded by an exceptionally strong balance sheet. Some of the existing companies in the portfolio still under research are companies that should benefit from long-term trends--including out-sourcing, the technology revolution and changing demographics.

GLOBAL INVESTMENT HIGHLIGHTS

We have become increasingly concerned about overheating in South East Asia, as inflation rates in many countries approach 10% and GDP continues to soar. Wage pressures generate considerable price pressure, with many countries facing a shortage of skilled workers. Inflation might be exacerbated by growing trade deficits and higher import prices. Countries such as Korea, Thailand and Malaysia have been hurt by the stronger yen because many of their imports consist of yen-based capital equipment. With high economic growth and higher capital inflows (often in the form of foreign direct investment), managing the liquidity boom will be a challenge. It is likely that interest rates will rise in many of these countries.

The new French government, led by President Chirac and Prime Minister Juppe, presented its Ffr 40 billion supplementary budget for 1995. The main elements of the budget include Ffr 30 billion tax increases and Ffr 19 billion of expenditure cuts. The tax increases will be borne by both wealth and corporate income taxes. The new administration also provided incentives for job creation by reducing social contribution charges to industry and providing additional tax incentives for hiring the long-term unemployed. These stimulative measures were necessary because President Chirac was elected on a job creation platform. The markets initially reacted very positively, however a correction occurred in August, when Finance Minister Madelin was forced to resign after targeting the liberal social security system for true expenditure cuts.

The Mexican market was the star performer during the second quarter of 1995, up 27% in U.S. dollar terms. Optimism that the economy had survived the worst of the liquidity crisis propelled investors to do some bottom fishing for value stocks. Members of our portfolio team recently spent a week in Mexico seeing executives and visiting companies and they returned more positive on the long-term prospects for this market. What impressed us most is the way in which companies, where possible, have quickly repositioned their products and production for exports. Additionally, most companies have moved much more rapidly than anticipated to reduce cost structures, which should benefit them in their eventual recovery. Most managers said that April and May were terrible months (e.g. retail sales were down 33% in April), but that things had not deteriorated further in June. The banking system is still the primary concern, but most felt that the loan restructuring program was working well so far. The recession is far from over, but there are signs of a light at the end of the tunnel. We believe that selectivity is the key to investment, as many companies may not survive this downturn.

--------------------------------------------------------------------------------

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OUTLOOK

A slowdown in world economic growth has occurred, and has resulted in generally lower interest rates and strong stock and bond markets. Thanks to the stimulatory effect of interest rate easing, we expect a moderate pickup in growth in the second half of 1995. Europe went into the last recession with a two year lag versus the U.S., and then enjoyed a rapid export-led recovery. After a lull in growth, we anticipate a much weaker, domestic demand-driven phase of the recovery. Gradually, the U.S., Japanese and European cycles are becoming more synchronized--perhaps in time for the next downturn. We are still in the process of restructuring the portfolio. As always, we will continue to focus on stocks that should be able to deliver consistent growth at a reasonable price, regardless of the economic climate.

We value you as a shareholder and as a client, and thank you for your continued support. We welcome any comments or questions you may have.

Sincerely,



/s/ FRANK P.L. MINARD                          /s/ RALPH R. LAYMAN
FRANK P.L. MINARD                              RALPH R. LAYMAN
Chairman,                                      Portfolio Manager,
Mitchell Hutchins Asset Management Inc.        Global Small Cap Fund Inc.

--------------------------------------------------------------------------------

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------
Portfolio of Investments
July 31, 1995
--------------------------------------------------------------------------------

COMMON STOCKS--85.80%
-------------------------------------------

  NUMBER OF                                                 NUMBER OF
    SHARES                                 VALUE              SHARES                                 VALUE
--------------                          -----------       --------------                          -----------
ARGENTINA--3.35%
---------------------------------------------------       GERMANY--2.32%
REAL ESTATE--0.16%                                        ---------------------------------------------------
        46,469  Cresud SA Comercial                       MISCELLANEOUS--2.32%
                Bearer...............   $    70,633               17,560  SGL Carbon AG........   $ 1,023,885
                                        -----------                                               -----------
UTILITY--3.19%                                            HONG KONG--7.82%
       529,570  Comercial Del                             ---------------------------------------------------
                Plata................     1,408,656       INSURANCE--1.62%
                                        -----------            1,008,000  National Mutual
Total Argentina Common Stocks........     1,479,289                       Asia.................       716,464
                                        -----------                                               -----------
AUSTRIA--5.58%                                            PACKAGING & CONTAINERS--2.71%
---------------------------------------------------            2,848,000  M.C. Packaging (HK)
ELECTRONICS--1.91%                                                         Ltd                      1,196,175
         4,400  Austria Mikro Systeme                                                             -----------
                International........       844,131       REAL ESTATE--0.22%
                                        -----------              370,000  Ryoden Development...        94,676
IRON & STEEL--2.78%                                                                               -----------
        16,730  Boehler Uddeholm                          RETAIL--3.27%
                 Bearer                   1,227,207              739,700  Dickson Concept
                                        -----------                       International,
MISCELLANEOUS--0.89%                                                      Ltd..................       482,745
         4,830  Nafta................       392,546            1,100,000  Giordano
                                        -----------                        International
Total Austria Common Stocks..........     2,463,884                       Ltd..................       959,550
                                        -----------                                               -----------
AUSTRALIA--1.76%                                                                                    1,442,295
---------------------------------------------------                                               -----------
FOOD--1.76%                                               Total Hong Kong Common Stocks........     3,449,610
       361,990  Burns Phillip & Co.,                                                              -----------
                 Ltd.                       775,623       HUNGARY--1.15%
                                        -----------       ---------------------------------------------------
DENMARK--2.73%                                            FOOD PROCESSING--1.15%
---------------------------------------------------                9,346  Pick Szeged Ord
COMMERCIAL SERVICES--1.03%                                                Bearer...............       506,271
        15,600  ISS International SVS                                                             -----------
                'B'..................       454,700       INDONESIA--4.14%
                                        -----------       ---------------------------------------------------
TELECOMMUNICATIONS--1.70%                                 AUTOMOTIVE--3.61%
        13,410  Teledenmark 'B'......       749,369              719,500  Astra
                                        -----------                       International........     1,594,237
Total Denmark Common Stocks..........     1,204,069                                               -----------
                                        -----------       MINING & METALS--0.53%
FINLAND--3.08%                                                   114,000  International Nickel
---------------------------------------------------                       Co...................       234,736
NEWSPAPER & PUBLISHING--0.92%                                                                     -----------
        20,000  AAmulehti Yhtymae                         Total Indonesia Common Stocks........     1,828,973
                Bearer...............       404,675                                               -----------
                                        -----------       ITALY--2.33%
TRANSPORTATION--MARINA--2.16%                             ---------------------------------------------------
        50,600  Finnilines OY........       951,558       MACHINERY--1.37%
                                        -----------              200,000  Danieli & Co. Di Risp
Total Finland Common Stocks..........     1,356,233                       (Non Cv).............       603,349
                                        -----------                                               -----------
FRANCE--7.63%                                             MANUFACTURING--0.96%
---------------------------------------------------               88,200  Sasib................       425,169
INDUSTRIAL HOLDINGS--1.19%                                                                        -----------
        22,962  Dynaction............       527,807       Total Italy Common Stocks............     1,028,518
                                        -----------                                               -----------
INFRASTRUCTURE--2.56%                                     JAPAN--0.97%
        16,880  Technip SA/Compagnie                      ---------------------------------------------------
                Francaise............     1,128,743       AUTO PARTS--0.48%
                                        -----------                6,000  Royal Ltd............       209,800
PHARMACEUTICALS--2.05%                                                                            -----------
         8,750  Boiron...............       905,078       PHARMACEUTICALS--0.49%
                                        -----------                4,000  Towa Pharmaceutical
MINING & METALS--1.83%                                                     Co. Ltd. ...........       218,174
        11,200  Eramet...............       807,439                                               -----------
                                        -----------       Total Japan Common Stocks............       427,974
Total France Common Stocks...........     3,369,067                                               -----------
                                        -----------       MEXICO--3.07%
                                                          ---------------------------------------------------
                                                              400,000 Industrias Penoles ......     1,355,155
                                                                                                  -----------

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

COMMON STOCKS--(continued)
-------------------------------------------

  NUMBER OF                                                      NUMBER OF
    SHARES                                 VALUE                   SHARES                                 VALUE
--------------                          -----------            --------------                          -----------
NETHERLANDS--2.68%
---------------------------------------------------            THAILAND--1.19%
TRANSPORTATION-MARINA--2.68%                                   ---------------------------------------------------
        38,372  IHC Caland...........   $ 1,181,352            ENGINEERING--0.59%
                                        -----------                   100,000  Christiani & Nielson
NORWAY--4.06%                                                                   pcl                    $   262,520
---------------------------------------------------                                                    -----------
OIL & GAS--4.06%                                               NEWSPAPER & PUBLISHING--0.60%
        14,700  Petroleum Geo                                          51,000  Matichon Newspapers
                Service..............       423,744                             pcl                        261,591
       100,000  Transocean AS........     1,368,021                                                    -----------
                                        -----------            Total Thailand Common Stocks.........       524,111
Total Norway Common Stocks...........     1,791,765                                                    -----------
                                        -----------            TURKEY--1.94%
PAKISTAN--0.00%                                                ---------------------------------------------------
---------------------------------------------------            NEWSPAPER & PUBLISHING--1.94%
BANKING--0.00%                                                     34,331,000  Medya Holdings AS
           700  Bank of Punjab.......           716                            (New)................       855,424
                                        -----------                                                    -----------
PHILIPPINES--2.35%                                             UNITED KINGDOM--6.43%
---------------------------------------------------            ---------------------------------------------------
BREWERY--2.35%                                                 ADVERTISING--0.99%
       274,100  San Miguel Corp.                                      225,854  Cordiant plc.........       436,707
                 Class B                  1,037,366                                                    -----------
                                        -----------            COMMERCIAL SERVICES--1.29%
POLAND--1.68%                                                         173,500  Capita Group.........       571,141
---------------------------------------------------                                                    -----------
INFRASTRUCTURE--1.68%                                          LEISURE--2.12%
       296,000  Mostostal Export                                      152,000  Airtours plc.........       935,150
                'B'..................       743,436                                                    -----------
                                        -----------            MEDICAL HOSPITAL, COMMERCIAL SERVICES--2.03%
RUSSIA--1.63%                                                         310,749  Takare...............       893,839
---------------------------------------------------                                                    -----------
MISCELLANEOUS--1.63%                                           Total United Kingdom Common Stocks...     2,836,837
       100,000  Fleming Russia                                                                         -----------
                 Securities Fund                               UNITED STATES--11.47%
                Ltd. ................       720,000            ---------------------------------------------------
                                        -----------            APPAREL-TEXTILES--0.78%
SINGAPORE--0.56%                                                       10,000  Jones Apparel Group
---------------------------------------------------                            Inc. ................       345,000
OIL & GAS--0.56%                                                                                       -----------
        50,000  Far East                                       COMPUTER SOFTWARE SERVICE--0.14%
                Levingston...........       249,372                     3,000  Seer Technologies
                                        -----------                            Inc..................        63,000
SOUTH AFRICA--0.91%                                                                                    -----------
---------------------------------------------------            DRUGS, MEDICINE--0.26%
MINING--0.91%                                                          10,796  Liposome Inc. .......       116,057
        57,898  Randfonstein Estates                                                                   -----------
                Goldmine.............       399,655            ELECTRONICS--1.12%
                                        -----------                    21,500  Advanced
SWEDEN--3.99%                                                                   Semiconductor ENG...       319,920
---------------------------------------------------                    20,455  RF Monolithics
AUTO PARTS--2.92%                                                              Inc. ................       173,868
        20,800  Autoliv AB Free......     1,286,985                                                    -----------
                                        -----------                                                        493,788
TRANSPORTATION--1.07%                                                                                  -----------
        39,500  Linjebuss 'A'........       474,841            FOOD--0.12%
                                        -----------                     4,222  Wholesome and Hearty
Total Sweden Common Stocks...........     1,761,826                            Foods Inc.*..........        52,775
                                        -----------                                                    -----------
SWITZERLAND--0.98%                                             HEALTH (NON DRUG)--1.60%
---------------------------------------------------                     8,500  FHP International
TRANSPORTATION--0.98%                                                           Corp.                      223,125
           500  Danzas Holdings AG...       434,594                    17,700  Sunrise Medical
                                        -----------                            Inc.*................       484,538

                                                                                                       -----------
                                                                                                           707,663
                                                                                                       -----------

                                          5

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

COMMON STOCKS--(continued)
-------------------------------------------

  NUMBER OF                                                 NUMBER OF
    SHARES                                 VALUE              SHARES                                 VALUE
--------------                          -----------       --------------                          -----------
UNITED STATES (concluded)                                 Total United States Common Stocks....   $ 5,066,814
---------------------------------------------------                                               -----------
MACHINERY--0.16%                                          Total Common Stocks
         3,000  Opal Inc.............   $    72,750       (cost-$35,988,395)                       37,871,819
                                        -----------                                               -----------
MISCELLANEOUS--1.24%                                      ---------------------------------------------------
         5,500  Inference Corp. Class                     PREFERRED STOCKS--2.88%
                A....................        81,125       ---------------------------------------------------
        26,550  Komercni Bank AS                          BRAZIL--2.06%
                GDR**................       468,077       ---------------------------------------------------
                                        -----------       MACHINERY--2.06%
                                            549,202            1,508,000  Brasmotor............       306,389
                                        -----------              330,000  Trafo Equip
PRODUCERS GOODS--5.51%                                                    Electricos...........       257,606
        32,786  Coflexip S.A. Spoorit                            640,000  Weg..................       345,613
                ADR..................       811,454                                               -----------
        65,000  Giddings & Lewis                          Total Brazil Preferred Stocks........       909,608
                Inc. ................     1,080,625                                               -----------
        10,000  Littlefuse Inc. .....       332,500       RUSSIA--0.82%
        10,000  Trimas Corporation...       205,000       ---------------------------------------------------
                                        -----------       MISCELLANEOUS--0.82%
                                          2,429,579               50,000  Fleming Russia
                                        -----------                        Securities Fund
RETAIL-APPAREL--0.54%                                                     Ltd. ................       360,000
        12,000  Ann Taylor Stores                                                                 -----------
                 Corp.                      237,000       Total Preferred Stocks (cost-
                                        -----------       $1,717,555)                               1,269,608
                                                                                                  -----------

------------------------------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES--1.26%
------------------------------------------------------------------------------------------------------
 PRINCIPAL                                                         MATURITY    INTEREST
   AMOUNT                                                           DATES       RATES
 (000) ***                                                         --------    --------
------------
ITALY--0.36%
     300,000  Danieli & Co. Di Risp.............................   01/01/00      7.250%        156,117
                                                                                           -----------
SWEDEN--0.90%
       1,346  Kinnevik Industries Convertible Bond..............   07/21/97     10.500         397,854
                                                                                           -----------
Total Long-Term Debt Securities (cost-$604,400).................                               553,971
                                                                                           -----------
------------------------------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES--10.93%
------------------------------------------------------------------------------------------------------
      $4,850  U.S. Treasury Bills (cost-$4,825,768).............   08/17/95      5.300
                                                                      to        to
                                                                   09/07/95      5.405       4,825,768
                                                                                           -----------
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.02%
------------------------------------------------------------------------------------------------------
          10  Repurchase Agreement dated 07/31/95 with Brown
              Brothers Harriman & Co., collateralized by $9,768
              U.S. Treasury Notes, 7.250% due 08/31/96;
              proceeds: $10,001 (cost-$10,000)..................   08/01/95      5.313          10,000
                                                                                           -----------
TOTAL INVESTMENTS (cost-$43,146,118)--100.89%...................                            44,531,166
Liabilities in excess of other assets--(0.89)%..................                              (393,781)
                                                                                           -----------
NET ASSETS--100.00%.............................................                           $44,137,385
                                                                                           -----------
                                                                                           -----------

------------
*   Non-income producing security

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

***  In local currency unless otherwise indicated.

GDR Global Depository Receipt

ADR American Depository Receipt

                 See accompanying notes to financial statements

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
July 31, 1995
--------------------------------------------------------------------------------

ASSETS
   Investments, at value (cost-$43,146,118)......................................   $44,531,166
   Cash..........................................................................         4,258
   Receivable for investments sold...............................................       104,877
   Dividends and interest receivable.............................................        85,707
   Deferred organizational expenses and other assets.............................       125,839
                                                                                    -----------
      Total assets...............................................................    44,851,847
                                                                                    -----------

LIABILITIES
   Payable for investments purchased.............................................       464,649
   Payable to custodian..........................................................        60,118
   Payable to affiliates.........................................................        36,744
   Accrued expenses and other liabilities........................................       152,951
                                                                                    -----------
      Total liabilities..........................................................       714,462
                                                                                    -----------

NET ASSETS
   Common stock, $0.001 par value; 3,801,667 shares
     issued and outstanding (100,000,000 shares authorized)......................         3,802
   Additional paid-in-capital....................................................    51,858,805
   Accumulated net investment loss...............................................      (445,622)
   Accumulated net realized losses from investments..............................    (8,667,280)
   Net unrealized appreciation of investments and other assets and liabilities
     denominated in foreign currency.............................................     1,387,680
                                                                                    -----------
      Net assets.................................................................   $44,137,385
                                                                                    -----------
                                                                                    -----------
NET ASSET VALUE PER SHARE........................................................        $11.61
                                                                                         ------
                                                                                         ------

                 See accompanying notes to financial statement

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended July 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $93,550).......................   $   741,345
   Interest......................................................................       340,803
                                                                                    -----------
                                                                                      1,082,148
                                                                                    -----------

EXPENSES:
   Investment advisory and administration........................................       469,312
   Custody and accounting........................................................       177,847
   Amortization of organizational expenses.......................................        43,464
   Legal and audit...............................................................        40,421
   Reports and notices to shareholders...........................................        33,492
   Transfer agency...............................................................         9,763
   Directors' fees and expenses..................................................         6,500
   Other expenses................................................................        10,415
                                                                                    -----------
                                                                                        791,214
                                                                                    -----------
NET INVESTMENT INCOME............................................................       290,934
                                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT TRANSACTIONS:
   Net realized losses from:
      Investment transactions....................................................    (8,649,451)
      Foreign currency transactions..............................................    (1,840,999)
   Net change in unrealized appreciation/depreciation of:
      Investments................................................................     5,422,005
      Other assets, liabilities and forward contracts denominated in foreign
currencies.......................................................................     1,470,411
                                                                                    -----------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT TRANSACTIONS..................    (3,598,034)
                                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................   $(3,307,100)
                                                                                    -----------
                                                                                    -----------

                 See accompanying notes to financial statements

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     FOR THE        FOR THE PERIOD
                                                                   YEAR ENDED      OCTOBER 15, 1993+
                                                                  JULY 31, 1995    TO JULY 31, 1994
                                                                  -------------    -----------------
FROM OPERATIONS:
   Net investment income (loss)................................    $   290,934        $  (204,103)
   Net realized gains (losses) from:
      Investment transactions..................................     (8,649,451)         3,221,365
      Foreign currency transactions............................     (1,840,999)          (743,003)
   Net change in unrealized appreciation/depreciation of:
      Investments..............................................      5,422,005         (4,036,957)
      Other asssets, liabilities and forward contracts
        denominated in foreign currencies......................      1,470,411         (1,467,779)
                                                                  -------------    -----------------
   Net decrease in net assets resulting from operations........     (3,307,100)        (3,230,477)
                                                                  -------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains from investment transactions.............     (3,029,168)          --
                                                                  -------------    -----------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from the sale of shares............................        --              53,794,125
   Offering costs charged to additional paid-in capital........        --                (190,000)
                                                                  -------------    -----------------
   Net increase from capital share transactions................        --              53,604,125
                                                                  -------------    -----------------
   Net increase (decrease) in net assets.......................     (6,336,268)        50,373,648

NET ASSETS:
   Beginning of period.........................................     50,473,653            100,005
                                                                  -------------    -----------------
   End of period...............................................    $44,137,385        $50,473,653
                                                                  -------------    -----------------
                                                                  -------------    -----------------

------------
+ Commencement of operations.

                 See accompanying notes to financial statements

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Global Small Cap Fund Inc. (the "Fund") was incorporated in Maryland on June 22, 1993 as a closed-end, diversified management investment company. Prior to commencing operations on October 15, 1993, the Fund had no activities other than organizational matters and the sale to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), which is a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), of 6,667 shares of common stock for a total of $100,005. Organizational costs of $200,000 have been deferred and are being amortized using the straight-line method over a period not to exceed 60 months from the date the Fund commenced operations.

    Valuation of Investments--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by Mitchell Hutchins as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on the NASDAQ system are valued at the last trade price on the NASDAQ stock market prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation. The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

    Foreign currency exchange rates are generally determined prior to the close of the American Stock Exchange ("AMEX"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the AMEX, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

    Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date, (except in the case of certain foreign dividends, which are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividend).

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

--------------------------------------------------------------------------------

    Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (1) market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and

       (2) purchases and sales of investment securities, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the market values of the Fund are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations.

    Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency.

    The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

    Risks may arise upon entering forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    Fluctuations in the value of open forward contracts are recorded for book purposes as an unrealized gain or loss by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured or the Fund has terminated by entering into offsetting commitments.

    Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

--------------------------------------------------------------------------------

    Reverse Repurchase Agreements--The Fund may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 10% of its total assets. As of July 31, 1995, the Fund had no reverse repurchase agreements outstanding.

    Federal Tax Status--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

    In accordance with U.S. Treasury regulations, the Fund has elected to defer $4,170,059 of net realized capital losses and $264,873 of net realized currency losses arising after October 31, 1994, such losses are treated for tax purposes as arising on August 1, 1995.

    At July 31, 1995, the Fund had a net capital loss carryforward of $2,432,202. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire July 31, 2003.

    Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. Net capital gains, if any, will be distributed at least annually but the Fund may make more frequent distributions of such gains, if necessary, to avoid income or excise taxes. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. As of July 31, 1995, the effect of such differences totalled $1,841,523. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of additional paid-in-capital.

CONCENTRATION OF RISK

    Investing in securities of foreign issuers may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies . These risks are greater with respect to securities of issuers located in emerging market countries in which each Fund is authorized to invest.

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------

    The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

    The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at an annual rate of 1.00% of its average weekly net assets. At July 31, 1995, the Fund owed Mitchell Hutchins $36,744 for investment advisory and administration fees.

    Mitchell Hutchins has entered into a separate Sub-Advisory Agreement ("Sub-Advisory Agreement") with GE Investment Management Incorporated ("GEIM") dated July 10, 1995. In accordance with the Sub-Advisory Agreement, Mitchell Hutchins (not the Fund) pays GEIM a fee at an annual rate of 0.50% of the Fund's average weekly net assets.

INVESTMENTS IN SECURITIES

    For federal income tax purposes, the cost of securities owned at July 31, 1995 was $45,193,309.

    At July 31, 1995, the components of net unrealized depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross appreciation (investments having an excess of value over
  cost)........................................................   $3,748,059
Gross depreciation (investments having an excess of cost over
  value).......................................................   (4,410,202)
                                                                  ----------
Net unrealized depreciation of investments.....................   $ (662,143)
                                                                  ----------
                                                                  ----------

    For the year ended July 31, 1995, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $94,110,406 and $79,185,987, respectively.

CAPITAL STOCK

    There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 3,801,667 shares outstanding at July 31, 1995, Mitchell Hutchins owned 6,667 shares.

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------

Quarterly Results of Operations (unaudited)

--------------------------------------------------------------------------------

                                                                      NET REALIZED AND
                                                                      UNREALIZED GAINS           NET INCREASE
                                                                         (LOSSES) ON             (DECREASE) IN
                                                                       INVESTMENTS AND            NET ASSETS
                                               NET INVESTMENT         FOREIGN CURRENCY          RESULTING FROM
                                                INCOME (LOSS)           TRANSACTIONS              OPERATIONS
                                              -----------------      -------------------      -------------------
                                              Total       Per         Total        Per         Total        Per
QUARTER ENDED                                 (000)      Share        (000)       Share        (000)       Share
-----------------------------------------     -----      ------      -------      ------      -------      ------
July 31, 1995............................     $ 204      $ 0.05      $ 2,544      $ 0.67      $ 2,748      $ 0.72
April 30, 1995...........................        69        0.02       (2,480)      (0.65)      (2,411)      (0.63)
January 31, 1995.........................       (17)       0.00       (7,141)      (1.88)      (7,158)      (1.88)
October 31, 1994.........................        35        0.01        3,479        0.91        3,514        0.92
                                              -----      ------      -------      ------      -------      ------
                                              $ 291      $ 0.08      $(3,598)     $(0.95)     $(3,307)     $(0.87)
                                              -----      ------      -------      ------      -------      ------
                                              -----      ------      -------      ------      -------      ------

July 31, 1994............................     $  63      $ 0.02      $   731      $ 0.19      $   794      $ 0.21
April 30, 1994...........................      (110)      (0.03)     (13,108)      (3.45)     (13,218)      (3.48)
January 31, 1994.........................      (167)      (0.04)       9,301        2.45        9,134        2.41
October 31, 1993*........................        10        0.00           50        0.01           60        0.01
                                              -----      ------      -------      ------      -------      ------
                                              $(204)     $(0.05)     $(3,026)     $(0.80)     $(3,230)     $(0.85)
                                              -----      ------      -------      ------      -------      ------
                                              -----      ------      -------      ------      -------      ------

---------
* For the period October 15, 1993 (commencement of operations) to October 31, 1993.

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

    Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                 FOR THE           FOR THE PERIOD
                                                                YEAR ENDED       OCTOBER 15, 1993+
                                                              JULY 31, 1995       TO JULY 31, 1994
                                                             ----------------    ------------------
Net asset value, beginning of period......................       $  13.28             $  14.18
                                                                   ------               ------
Income from investment operations:
   Net investment income (loss)...........................           0.08                (0.05)
   Net realized and unrealized losses from investments and
     foreign currency transactions........................          (0.95)               (0.80)
                                                                   ------               ------
Total loss from investment operations.....................          (0.87)               (0.85)
                                                                   ------               ------
Distributions to shareholders from net realized gains from
 investment transactions..................................          (0.80)            --
                                                                   ------               ------
Offering costs charged to additional paid-in capital......        --                     (0.05)
                                                                   ------               ------
Net asset value, end of period............................       $  11.61             $  13.28
                                                                   ------               ------
                                                                   ------               ------
Market value, end of period...............................       $   9.25             $  12.13
                                                                   ------               ------
                                                                   ------               ------

Total investment return (1)...............................         (17.64)%             (14.46)%
                                                                   ------               ------
                                                                   ------               ------
Ratios/Supplemental data:
   Net assets, end of period (000's)......................       $ 44,137             $ 50,474
   Ratio of expenses to average net assets................           1.69%                1.79%*
   Ratio of net investment income (loss) to average net
     assets...............................................           0.62%               (0.46)%*
   Portfolio turnover rate................................            187%                  71%

---------
* Annualized

+ Commencement of operations.

(1) Total investment return is calculated assuming a purchase of one share at market value on the first day of each period reported, reinvestment of all dividends and capital gain distributions, if any, in accordance with the Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized. Total investment return does not reflect sales charges or brokerage commissions.

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To Board of Directors and Stockholders
Global Small Cap Fund Inc.

    We have audited the accompanying statement of assets and liabilities of Global Small Cap Fund Inc., including the portfolio of investments, as of July 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at July 31, 1995 by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Small Cap Fund Inc. at July 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.



                                           /s/ Ernst & Young LLP




New York, New York
September 21, 1995

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------
General Information (unaudited)

--------------------------------------------------------------------------------

THE FUND

    Global Small Cap Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the American Stock Exchange ("AMEX"). The Fund's investment objective is long-term capital appreciation. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has over $44.8 billion in assets under management. The Fund's Sub-adviser is GE Investment Management Incorporated, a wholly owned subsidiary of General Electric Company, which, together with GE Investment Corporation, also a wholly owned subsidiary of General Electric Company, manages over $50 billion in assets.

SHAREHOLDER INFORMATION

    The Fund's AMEX trading symbol is "GSG". Weekly comparative net asset value and market price information about the Fund is published each Monday in the Wall Street Journal and New York Times and each Saturday in Barron's, as well as numerous other newspapers.

    A special meeting of shareholders of Global Small Cap Fund Inc. ("Fund") was held on July 10 , 1995. At the meeting Richard R. Burt was elected as a director to serve until the annual meeting of shareholders in 1995, or until his successor is elected and qualified.

    The votes were as follows:

                   SHARES VOTED FOR    SHARES WITHHOLD AUTHORITY
                   ----------------    -------------------------
Richard R. Burt        2,989,318                694,347

    In addition the following agreement was approved for the Fund:

    A sub-advisory agreement between Mitchell Hutchins and GEIM with respect to the Fund.

    The votes were as follows:


      SHARES VOTED FOR      SHARES VOTED AGAINST       SHARES WITHOLD AUTHORITY
      ----------------    -------------------------    -------------------------
          2,319,058                 33,205                      694,347


    Broker non-votes and abstentions are included within the "Shares Withold Authority" totals.

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------
General Information (concluded)

--------------------------------------------------------------------------------

DISTRIBUTION POLICY

    The Fund intends to pay dividends from its net investment income and net short-term capital gain, if any, at least annually. The Fund anticipates distributing substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) with the regular annual dividend. The Fund also intends to distribute any net realized gains from foreign currency transactions with such dividend. The Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gains.

    The Fund has established a Dividend Reinvestment Plan under which stockholders will have all dividends and other distributions on their shares of Common Stock automatically reinvested in additional shares of Common Stock purchased in the open market, unless such stockholders elect to receive cash. Stockholders who intend to hold their shares through any other broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. The Fund will not issue any new shares of Common Stock in connection with its Dividend Reinvestment Plan.

Global Small Cap Fund Inc.
--------------------------------------------------------------------------------
Tax Information

--------------------------------------------------------------------------------

    We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (July 31, 1995) as to federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all of the distributions paid by the Fund during the period were derived from short-term capital gains and are taxable as ordinary income. Additionally, none of these distributions qualify for the dividends received deduction available to corporate shareholders.

    Dividends received by tax-exempt recipients (e.g., IRA's and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting.

    Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1995. The second notification (if necessary), which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns is made in conjunction with Form 1099 DIV and will be mailed in January 1996. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                                         ---------------------------------------
                                         BOARD OF DIRECTORS
                                         E. Garrett Bewkes, Jr., Chairman
                                         Richard R. Burt
                                         John R. Torell III
                                         William D. White
                                         ---------------------------------------
                                         OFFICERS
                                         Margo N. Alexander
                                         President
                                         Victoria E. Schonfeld
                                         Vice President
                                         Dianne E. O'Donnell
                                         Vice President and Secretary
                                         Julian F. Sluyters
                                         Vice President and Treasurer
                                         ---------------------------------------
                                         INVESTMENT ADVISER AND
                                         ADMINISTRATOR
                                         Mitchell Hutchins Asset Management Inc.
                                         1285 Avenue of the Americas
                                         New York, New York 10019
                                         ---------------------------------------
                                         INVESTMENT SUB-ADVISER
                                         GE Investment Management Incorporated
                                         3003 Summer Street
                                         Stamford, Connecticut 06904
                                         ]
                                         ---------------------------------------
                                         Notice is hereby given in accordance
                                         with Section 23(c) of the Investment
                                         Company Act of 1940 that from time to
                                         time the Fund may purchase at market
                                         prices shares of its common stock in
                                         the open market.

                                         This report is sent to the shareholders
                                         of the Fund for their information. It
                                         is not a prospectus, circular or
                                         representation intended for use in the
                                         purchase or sale of shares of the Fund
                                         or of any securities mentioned in the
                                         report.

                                         (C) 1995 PaineWebber Incorporated
                                         [LOGO]   Printed on
                                                  Recycled Paper